Exhibit 23




                             VSE CORPORATION
                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in VSE Corporation's Form 10-K for the year ended December 31, 1997, into the Company's previously filed Registration Statement File Numbers 333-15307, 333-15309, and 333-15311.


                                                      /s/ ARTHUR ANDERSEN LLP

                                                      ARTHUR ANDERSEN LLP

Washington, D.C.,
  April 7, 1998